SUPPLEMENT DATED JANUARY 31, 2012
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED AUGUST 26, 2011 FOR
THE USX CHINA FUND CLASS A AND C SHARES (the “Fund”),
a series of 360 Funds (the “Trust”)

This supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information (“SAI”) for the Fund, dated August 26, 2011. Please keep this supplement for future reference.

Effective January 31, 2012, Parr Financial Group, LLC (the “Sub-Adviser”) is resigning as the Fund’s sub-adviser and Stephen L. Parr is resigning as its portfolio manager. Effective February 1, 2012, (i) Matrix 360 Advisor, LLC, the Fund’s current investment adviser (the “Adviser”), will be the Fund’s sole investment adviser, and will assume the responsibilities of the Sub-Adviser as described in the Prospectus, and (ii) Christopher Anci and Ryan Jenkins will serve as the Fund’s portfolio managers.

Each reference to the Sub-Adviser in the Prospectus or the SAI is hereby deleted and, as appropriate, replaced with a reference to the Adviser.

In addition:

•	The paragraph captioned “Management” on page 4 of the Prospectus is replaced with the following:

Matrix 360 Advisor, LLC serves as the Fund’s investment adviser. Christopher Anci, the President of the Trust, the managing member of the Adviser and the President of Matrix Capital Group, Inc., the Fund’s distributor (the “Distributor”), and Ryan Jenkins, Vice President of the Distributor, have served as the Fund’s portfolio managers since February 1, 2012.

•	The section captioned “Investment Sub-Adviser” on page 9 is deleted and replaced with the following:

Portfolio Managers

Effective February 1, 2012, the Adviser has appointed Christopher Anci and Ryan Jenkins as the portfolio managers of the Fund. Mr. Anci is the managing member of the Adviser, and has been the President of the Distributor since 2004. Mr. Jenkins has served as the Vice President of the Distributor since 2008. From 2006 to 2008, Mr. Jenkins was an Associate Vice President at Oppenheimer & Co. Inc., where he served primarily in its unit investment trust group.

Mr. Anci and Mr. Jenkins share the responsibility for the day-to-day portfolio management of the Fund.  The SAI provides additional information about each of Mr. Anci’s and Mr. Jenkins’ compensation, other accounts managed and his ownership of securities in the Fund.

•	The second sentence of the section captioned “Fair Value Committee” on page 19 of the SAI is replaced with the following:

Art Falk, Ryan Jenkins and David Ganley are members of the Fair Value Committee.

•	The section captioned “Portfolio Management” on pages 22-23 of the SAI is replaced with the following:

The Fund’s portfolio managers are Christopher Anci and Ryan Jenkins, both of whom are responsible for the day to day management of the Fund.

Neither of Mr. Anci or Mr. Jenkins:

▪	own any shares of the Fund;
▪	manage any assets in any other registered investment company, pooled investment vehicle or other account; or
▪	is compensated for his portfolio management services to the Fund; provided, however, that Mr. Anci may receive profits as an owner of the Adviser as assets of the Fund increase.

•	Subsection (2) of Appendix B, which appears on page 42 of the SAI, is replaced with the following:

(2)   PROXY VOTING AND DISCLOSURE POLICY FOR MATRIX 360 ADVISOR, LLC

Matrix 360 Advisor, LLC makes every effort to vote proxies in the best interests of its clients.   A summary of our proxy voting guidelines is listed below:

Directors

We generally vote for the proposed director(s) if we are satisfied with the job the directors and management are doing with the company.

Compensation

Often there are questions regarding compensation.  If we are satisfied with the job management is doing and don’t feel the compensation is excessive, we will vote in favor of these proposals.

Other Issues

Other proposals are reviewed on an individual basis.

Matrix 360 Advisor, LLC keeps records of votes cast on its clients’ behalf.

Investors Should Retain This Supplement for Future Reference